Fees Summary	Jan. 14, 2026 USD ($) shares
Fees Summary [Line Items]
Previously Paid Amount	$ 263.48
Total Fee Amount	0
Interest Amount	0
Net Fee	$ 0
Total Fee and Interest Amount | shares	0